Exhibit 32.1
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of PhotoAmigo, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Robert Heckes, the Company’s Principal Executive Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: June 18, 2012

/s/ Robert Heckes
Robert Heckes,
Chief Executive Officer, Chief Financial Officer

/s/ Robert Heckes
Robert Heckes,
Chief Executive Officer, Chief Financial Officer